
Crime and Terrorism Prevention
Industry's leading Proactive Intelligence Solutions provider, Xalted is dedicated in preventing the magnitude and effect of global crime and terrorism
New York | 9/11
London | 7/7
Mumbai | 26/11

KranemXalted

Your Trusted Partner, Behind The Scenes

Cyber Security Investor Forum
October 2011

SAFE HARBOR STATEMENT

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Current Report on Form 8-K/A filed on July 29, 2011, and other risks mentioned in our other reports filed with the Securities and Exchange Commission ("SEC"). Copies of filings made with the SEC are available through the SEC's electronic gathering analysis retrieval system at www.SEC.gov.

The forward-looking statements contained in this presentation are made only as of this date, and Kranem Corporation is under no obligation to revise or update these forward-looking statements.

Investment Highlights

- Actionable Intelligence Platform – prevented/solved 15 terrorist events and several micro-kidnapping cases
- Robust Technology – cross section of Telecom, Internet, Lawful Interception and Networking domains
- Revenue CAGR of 35%
- Profitable company for past three years
- Seasoned Management Team and Advisory Board
- Technology milestones achieved
  - Over 20 Billion Call Data Records per day and archiving, searching and retrieval over eight trillion records
  - Oracle Benchmark
    - complex predictive analysis on four billion Call Detail Records
    - analyzed on an Oracle Exadata in less than 3 minutes
    - setting a new performance benchmark for OLAP work loads in the homeland security domain for telecom CDR data.
- Investment to date
  - $43M (Major VC firms: Charters Ventures, Empire Capital, Extant Capital, Fecund Capital, Galaxy Ventures, Granite Ventures, Thomas Weisel Partners, QTV, etc.)
- Public Company (OTCBB: KRAN)

Kranem/Xalted – an overview

- Company Founded June 2000 – HQ office in Menlo Park, CA
- Entered Telecom OSS/BSS through acquisition of Systeam SPA in 2003
- Won BSNL and MTNL contracts in 2003
- Expanded into Telecom Security in 2004
- Opened Offices in India in 2004
- Expanded to Homeland Security in 2006 with Government of India contract
- Approximately 140 employees.
- Main Shareholders –
  - Xalted Holding Corp: 25%
  - Fecund Investments: 11.2%
  - Extant Investments: 11.2%
  - Empire Capital Partners: 9.6%

Xalted – an overview



Xalted with it's Intersectional Intelligence Solutions, helps Law & Government Enforcement Agencies create a Safer World and Communications Service Providers to Maximize Revenues by making Informed and Smarter Decisions

National Security

Clients:

- Indian Special Task Force
- Indian Anti Terrorist Squad
- Bharat Sanchar Nigam Ltd (Largest Telephone company of India)
- Mahanagar Telephone Nigam Ltd. (Telephone Company for Mumbai and Delhi)
- Centre for Department of Telematics (CDOT) – Government of India Enterprise
- Mahindra Satyam
- IBM
- mCel – Africa
- Nepal Telecom Company & Nepal Satellite
- Telecom Italia
- Telecom Italia Mobile Brazil
- Fastweb (Swisscom)
- Selex SI (Finmeccanica)
- Hutch 3G

Key Partnerships

System Integrators	Technology Vendors	Network Equipment Providers
IBM	Oracle	Alcatel
Siemens	Varsant	Ericsson
HCL	Redhat	Siemens
Wipro	Resi	ZTE
Tech Mahindra		Motorola
ORG		Nokia
		Huawei

IBM SIEMENS ALCATEL ORACLE

HCL ZTE中兴

Experienced and Broad Management Team

- **Ajay Batheja**: CEO
  - 30 years experience in international Sales and Marketing for various technology companies, such as Rockwell International, OAZ Communications, Incoda Corporation and Ricoh Corporation.
- **Edward Miller**: CFO & Assistant Secretary
  - 30 years experience in international Finance and Operations with technology companies as General Instrument, SteriGenics International, Digital Video Systems, and MUSIC Semiconductor.
- **Luigi Caramico**: VP Corporate Strategy
  - 20 years of Software Design and Corporate Strategy experience in computer security with companies such as DRS Lab, Inc., Intelligentias, and Systeam Italy SpA. He holds 5 patents for software design.
- **Chris Rasmussen**: General Counsel & Secretary
  - 35 years experience in Corporate Law, previously Chris has served as Assistant General Counsel with Pacific Bell and General Counsel for Quantros, Inc., Klaus Technologies, and Cummins West.

Extended Team

- **Law Firm:**
  - Pillsbury Winthrop Shaw Pittman LLC, Palo Alto, CA
- **Auditors:**
  - De Joya Griffith & Company, LLC.
- **Senior Advisor:**
  - **Anders Field:**
    - DARPA, NASA, USAF
  - **Ravi Chiruvolu**
    - 22 years experience working for: NASA, McKinsey & Company, Charter Ventures, Alta Partners, Noribachi Group, Ameritech, Motorola, US Army

Mission Statement



Informed Decisions Making
Xalted's Strong and Proven Cross-domain Expertise, Experience and Proactive Intelligence Platform arms clients in making informed decisions

Global Leadership in
Actionable Intelligence & Mission Critical Security

Your Trusted partner. Behind the scenes.

Kranem/Xalted business….

- Kranem/Xalted's market Size: $1Billion+ by 2015 and growing
- The market is mission critical and requires complex set of capabilities, tools/modules that must be integrated:
  - data collection across multiple sources
  - data mining across multiple sources
  - highly specialized domain knowledge
  - high region and client variance
  - actionable value worked in conjunction with clients
- Kranem/Xalted has significant track record – Solved 15 cases, Prevented major events

Xalted business….


Intelligence
Curate
Analyze
Solutions
Empower
Extraction of data from diverse sources, domain driven knowledge preservations and continuous enrichment
Extensive real-time and historical analysis of knowledge based insights
Empowering with proactive decision-making intelligence and strategies formation
National Security

32 modules providing Actionable Intelligence to Lawful Agencies

Xalted business….

Data Management

- Data Acquisition & Normalization
- Acquisition Periodicity
- Polling Periodicity
- Monitor Acquisition
- Monitor Polling

Metadata Management

- Dossier Management
- Entity Metadata Management
- Cluster Management
- Reference data management
- Metadata Configuration Management

Analysis

- Social Network Analysis
- Transaction and Communication Detail Report
- Transaction and Communication Brief Report
- Cluster Analysis
- TransNational Transaction and Communication Analysis
- Shared Entity Analysis
- Parametric Query Analysis
- Linked Entities Reflection
- Entity Profile report
- Entity Identity Analysis
- Entity Geographical Profiling
- Mobile Web Analysis
- CSP traffic Brief Report
- Call Pattern mining
- Web Data Analysis
- Event Analysis and Reconstruction

Administration & Monitoring

- Module Management
- System Parameter Configuration
- Performance Monitoring
- System Auditing

Reports Management

- Ad-hoc Analysis Reports
- Periodic Analysis Reports

Homeland Security – Block Diagram



Call Detail Record
IP Detail Record
Subscriber Detail Record
Reference Data
Data feed from front End Devices
Intercept
Related Information/
Call Content
Judiciary
Xalted
InteliCENTER
Structured Data
Unstructured Data
Passport
Info System
DMV
Info System
Social Security
Info System
LEA'S
Info System
Government
info System
Border/
Coastal Security
Info System
Banking
Info System
Data
Warehousing &
Mining
Online
Analytical
Process
Reporting
Systems &
Queries
Alerts
&
Feedback
Proactive Intelligence
National Level LEA
State Level LEAs
District Level LEAs

Xalted value proposition

Trusted Partner	•Xalted takes pride in being the long term Trusted Partner of clients in the Govt., Public and Private Sectors •Responsible for handling all the complexity behind the scenes
Guided by Thought Leaders	•Excellence from guidance of a strong leadership team comprising of thought leaders and high achievers. • Rich and accomplished international experience of complex technologies
Strong Customer Relationships	•Timely deliverables and successful customer relationships, repeat business
Research-Driven, Technology Oriented	•Research driven organization leading to innovative solutions •Intelius Platform, an innovative amalgamation of diverse domains of Intelligence, Information Technology and Communications Technologies.
Rich Domain Expertise	•Rich and deep domain experience
Proven Track Record	•Successful deployment of Lawful Interception system, Analytics solution and Fraud Management systems

Competitive Edge

Solves all disparate Data Management Problems

- Extract knowledge from diverse data sources
- Analyze and synchronize with previously stored cases and suspect records
- Manages structured and unstructured data
- Continuous enrichment of knowledge
- Parallel file access and data archiving for optimal storage and retrieval

Provides you with an array of advanced Visualization & Reporting tools

- Provides tools like Trend Analysis, Dashboards, Reports, Alarms, Alerts etc.
- Social Network Analysis: Builds networks and sub-networks of entities
- Advanced strategic modeling through customizable What-if Scenarios

Assists Key Decision-makers in formulating Strategies and Control outcomes

- Preemptive Prediction and Control of Outcomes
- Seamless Investigation Process
- Conducts real-time and historical analysis
- Empowers key decision-makers in formulating their strategies and processes

Empowers Investigative Officers with strong Tactical Analysis tools

- Identification of common suspects across events and cases
- Offers focused investigation techniques for specific crime types
- Performs all tactical analysis for operational usage

Competitive Magic Quadrant for Analyticals


Challengers
Leaders
Niche Players
Visionaries
Nice
I2 Groups
Kommlabs
Xalted
Verint
Palantir
Ability to Execute
High
Low
Low
High
Completeness of Vision
i2 Groups
Xalted
Nice Systems
Kommlabs
Palantir
Verint

Financials

	Actual FY2009	Actual FY2010
Xalted Revenue	$5,309,082	$7,922,315
Acquisition Revenue (Potential)	$0	$0
Total Revenue	**$5,309,082**	**$7,922,315**
Cost of Revenue - Xalted	$2,278,196	$4,075,434
Cost of Revenue - Acquisition	$0	$0
Contribution Margin - $	**$3,030,886**	**$3,846,881**
Contribution Margin - %	57.1%	48.6%
Research & Development	$999,050	$1,002,980
Marketing & Sales	$509,287	$418,451
General & Administrative Exp.	$1,093,036	$545,648
Total Operating Expenses	**$2,601,373**	**$1,967,079**
Operating Income -$	**$429,513**	**$1,879,802**
Operting Income - %	8.1%	23.7%
Interest Expense	$75,255	$20,634
Other Expenses/(Income)	($439,459)	($416,378)
Income Before Taxes	**$793,717**	**$2,275,546**

Use of Proceeds – A Strategy for Growth

- **Acquisitions** ($15-20m) – We have a strict set of criteria
  - Five potential targets have been identified

Investment Terms

- **Investment Terms:**
  - Pre-money valuation: $50M
  - Amount being raised: $15M (two tranches)
  - Use of proceeds: Acquisition
  - Key terms: 20% discount to market price
  - Timing: First Tranche: Dec '11
  - Next steps: Let's talk.



Thank You

KranemXalted
Your Trusted Partner, Behind The Scenes

www.kranem.com